THE ALGER FUNDS

Alger 25 Fund

Supplement Dated May 10, 2021 to the

Prospectus and Statement of Additional Information

dated March 1, 2021, as amended and supplemented to date

Alger 25 Fund (the “Fund”) is no longer offered for investment, and all references to the Fund in the Prospectus and the Statement of Additional Information are removed.

Effective as of the close of business on May 7, 2021, the assets of the Fund were transferred to Alger 35 Fund (the “Acquiring Fund”), and shareholders of the Fund became shareholders of the Acquiring Fund.

S-TAF-Instl. 51021

TAF SAI 51021